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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 28, 2002


                 CWMBS, INC., (as depositor under the Pooling
                 and Servicing Agreement, dated as of June 1,
                2002, providing for the issuance of the CWMBS,
                 INC., Alternative Loan Trust 2002-7, Mortgage
                  Pass-Through Certificates, Series 2002-11).


                                  CWMBS, INC.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                        333-74674               95-4449516
(State of Other Jurisdiction           (Commission           (I.R.S. Employer
    of Incorporation)                  File Number)         Identification No.)


            4500 Park Granada
          Calabasas, California                              91302
        -------------------------                          ----------
          (Address of Principal                            (Zip Code)
            Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240
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


Item 5.       Other Events.
----          ------------

Filing of Computational Materials
---------------------------------

         In connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-11, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill"), as one of the Underwriters of the Underwritten Certificates, has prepared certain materials (the "Merrill Computational Materials") for distribution to its potential investors. Also, in connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-11, J.P. Morgan Securities Inc. ("JPMorgan") has prepared certain materials (the "JPMorgan Computational Materials") for distribution to its potential investors. Although the Company provided Merrill and JPMorgan with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Merrill Computational Materials or the JPMorgan Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Merrill Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated June 28, 2002. The JPMorgan Computational Materials, listed as Exhibit 99.2 hereto, are filed on Form SE dated June 28, 2002.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 16, 2002 and the prospectus supplement dated June 24, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-11.



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Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

    99.1  Merrill Computational Materials filed on Form SE dated June 28, 2002

    99.2  JPMorgan Computational Materials filed on Form SE dated June 28, 2002



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

                                   Signature

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWMBS, INC.




                                                 By: / s / Celia Coulter
                                                     -------------------------
                                                     Celia Coulter
                                                     Vice President


Dated:  June 28, 2002



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

                                 Exhibit Index
                                 -------------


Exhibit                                                                              Page
-------                                                                              ----

99.1     Merrill Computational Materials filed on Form SE dated June 28, 2002.         6
99.2     JPMorgan Computational Materials filed on Form SE dated June 28, 2002.        7

                                 EXHIBIT 99.1
                                 ------------

     Merrill Computational Materials filed on Form SE dated June 28, 2002.

                                 EXHIBIT 99.2
                                 ------------

    JPMorgan Computational Materials filed on Form SE dated June 28, 2002.


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